EXHIBIT 10(a)(ii)
AMENDMENT NUMBER ONE
TO THE
COUSINS PROPERTIES INCORPORATED
1999 INCENTIVE STOCK PLAN
(As Amended and Restated Effective as of May 6, 2008)
     Pursuant to § 16 of the Cousins Properties Incorporated 1999 Incentive Stock Plan (“Plan”), Cousins Properties Incorporated hereby amends the Plan, as follows:
§1.
By amending the second sentence of § 7.4, Option Price, to read as follows:
“The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in case, by check or in Stock which is acceptable to the Committee or in any combination of cash, check and such Stock.”
§6
     Except as otherwise expressly amended by this Amendment, all the provisions of the Plan shall remain in full force and effect.
     IN WITNESS WHEREOF, Cousins Properties Incorporated has caused this Amendment to be executed by its duly authorized officer as of this 6th day of May, 2008.

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
	Title:	Senior Vice President, General Counsel and
Corporate Secretary